Stock Based Compensation	9 Months Ended
Dec. 31, 2023
Share-Based Payment Arrangement [Abstract]
Stock Based Compensation
28.
Stock based compensation

The share-based compensation awards issued under the Company’s 2023 Omnibus Incentive Plan to the Company’s employees, officers, directors, are all equity-classified instruments. Restricted stock units (“RSUs”) outstanding as of December 31, 2023 have service vesting conditions of one year. Compensation expenses are based on the grant-date fair value of the awards and recognized over the requisite service period using a straight-line method for stock options and a graded vesting method for RSUs. The Company has elected to account for forfeitures of employee stock awards as they occur.

Share-based compensation is in the form of restricted stock units (RSUs). The fair value per RSU is calculated using the Black-Scholes option valuation model.

Option value and assumption

As of December 31, 2023
Fair value per share (as of grant date)	$10.83
Exercise price	$—
Assumptions:
Volatility	30.82%
Expected dividends	0.00%
Expected term (in years)	1.5
Risk free rate	5.24%

Stock option activity	As of December 31, 2023
Opening unvested units
Granted	9,903,480
Exercised	—
Cancelled	—
Closing unvested units	9,903,480

Stock-based compensation expense related to RSUs granted to employees was $27,253,455 for three months ended December 31, 2023. As of December 31, 2023, the unrecognized compensation expense related to unvested RSUs was approximately $76,777,946 which is expected to be recognized over a weighted-average period of approximately 9 months.